EATON VANCE NATIONAL LIMITED MATURITY MUNICIPAL INCOME FUND
Supplement to Summary Prospectus and Prospectus dated August 1, 2019

The following changes are effective December 31, 2019:

1.  The following replaces “Portfolio Manager.” under “Fund Summary”:

Portfolio Managers

Adam A. Weigold, Vice President of BMR, has managed the Fund since March 2014.

Christopher J. Eustance, Vice President of BMR, has managed the Fund since December 31, 2019.

Trevor Smith, Vice President of BMR, has managed the Fund since December 31, 2019.

2.  The following replaces the fifth paragraph under “Management.” In “Management and Organization”:

Adam A. Weigold (since March 2014), Christopher J. Eustance (since December 31, 2019) and Trevor Smith (since December 31, 2019) are the portfolio managers of the Fund. Each portfolio manager is a Vice President of Eaton Vance and BMR, manages other Eaton Vance portfolios, and has been a member of the Eaton Vance municipals team for more than five years.

December 16, 2019	34030 12.16.19